Safe Harbor Certain statements in this presentation may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "objective" and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and integrate acquisitions and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Business Segments % of Revenue Q1 2005* *Includes 2.2% intra-company sales.

Market Segments % of Revenue Q1 2005

Global Sales % of Revenue Q1 2005* * bill to address

Major Customers - Q1 Major Customers - Q1

Enabling technologies Niche markets Acquisitions

Enabling Niche Markets Position Control Motion Control Scan Motion Rotary Motion Optics Lasers Systems Electronic Test & measure Robotics Vision systems Hard disk writing PCB drilling Component place PCB circuits Inspection PCB drill/route Hard disc write Battery weld Sensor weld PCB mark Circuits PCB inspection Medical Robotic surgery DNA testing Cancer screen Lab automation Analytic instruments Ophthalmology Medical imaging Defibrillator weld Device mark Pill mark Semiconductor Wire bond Wafer handle Cassette load Wafer fabrication Wafer dice Test & repair Wafer mark Inspection Ion implantation Wafer dice Wafer grind Super-fine flats Optical coating Wafer mark Package mark Wafer dice Memory yield Mixed signal fab Wafer mark Other Microscopy Printing Surveillance Navigation Scientific Printing Detection Scientific Printing Laser gyroscope Diamond processing Aerospace Scientific Industrial Coordinate measure Position monitor Factory automation Machine control Process control Marking Inspection Coating Machining Precision coatings Fuel injector weld Textile cut/mark Plastics cut/mark

Rotary Motion Data storage PCB drilling Industrial Market Synergies Motion control Data storage PCB Drilling Industrial

Acquisitions Complementary Cash Completed: DRC ($3M) Spectron ($6M) Westwind ($35M) MicroE ($55M) Accretive

Segment Revenues & Profits Revenues (US$ Millions) Profits* (US$ Millions) * Profit by segment is before taxes. We do not breakout non-operating items to the segment level.

Revenue Growth Revenue Growth (in a 12 month period, Q2'04 - Q1'05 vs. Q2'03 - Q1'04) As a % of revenues Organic $107M 48.6% Acquired* $69M 31.5% Total Revenue Growth $176M 80.1% * Product lines acquired since 1/1/2003.

Bookings & Backlog (US$ Millions) Bookings* Backlog** * This includes Westwind in Q4 '03 and MicroE in Q2 '04. * * This includes MicroE

2004 Estimates Units Sold 60 million 600 million 24 million 68 million 7 million 2005 Projection 79 million 650 million 32 million 68 million 14 million Laptops Mobile phones PDA's Digital cameras Flat panel displays Market Drivers* * Data from Industry Analysts.

Cash Flow & Gross Margin Cash Flow* (US Millions) Gross Margins * These cash flows are from operations, not overall company cash flows.

Selected Balance Sheet* Cash & Investments $87.3 Total Assets $374.1 NBV $303.2 Debt free *All values in $US millions as of April 1, 2005

Targeted Business Model* Q1 2005 Target Revenues Gross margin Engineering SG & A expenses Amortization Other Operating profit 100% 100% 35.4% 45% 10.0% 9% 23.7% 17% 2.7% 2% (1.3) % 17% 0.3% 0% *Targeted business model is based on revenues of $320 million.

GSI LUMONICS- Summary Enabling technologies Niche markets Acquisitions Strong balance sheet Cash flow